VANGUARD
INTERNATIONAL VALUE
PORTFOLIO

Semiannual Report
June 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       6

                                   Financial
                                   Statements
                                       7

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

Common stock prices on international markets generally rose smartly during the first six months of 1997, though they trailed the torrid U.S. stock market. Vanguard International Value Portfolio returned +12.4%, matching the average international mutual fund and narrowly outdistancing the broad international index we use as a benchmark.

     The table below compares the Portfolio's total return (capital change plus reinvested dividends) for the period with those of our competitive benchmarks: the average international fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index.

     The Portfolio's return is based on an increase in net asset value from $27.54 per share on December 31, 1996, to $30.16 per share on June 30, 1997, with the latter figure adjusted for a distribution of $0.70 per share from net realized capital gains. Distributions from income, formerly made quarterly, will now be made once a year as part of our year-end distributions.

------------------------------------------------------
                                        TOTAL RETURN
                                      SIX MONTHS ENDED
                                       JUNE 30, 1997
------------------------------------------------------
Vanguard International Value
   Portfolio*                              +12.4%
------------------------------------------------------
Average International Fund                 +12.4%
------------------------------------------------------
MSCI EAFE Index                            +11.4%
------------------------------------------------------

*Known as Vanguard/Trustees' Equity Fund-International Portfolio prior to April
 30, 1997.

THE PERIOD IN REVIEW

A reviving Japanese economy and higher-than-expected earnings by European exporters propelled a strong six-month performance in most international stock markets. The MSCI EAFE Index, which measures securities in 20 countries in Europe and the Pacific Rim, gained +16.8% in local currency terms. But the continued strength of the dollar eroded returns to +11.4% for U.S. investors.

     European bourses were the strongest performers, rising +24.8% in local currencies, or +14.4% in dollar terms. French markets slowed after the election of a socialist government, but still ended the period up +9.4% in dollar terms. The Swiss market, largely reflecting positive outlooks for the pharmaceutical and financial-services sectors, gained a stellar +42.9% for the period, or +31.6% in dollars.

     In the Pacific region, signs of a long-awaited economic recovery in Japan boosted that country's stock market and strengthened the yen, turning what began as a losing year into a +9.2% gain in U.S. dollars for the six months.

       During the six-month period, our Portfolio provided returns that were good both in an absolute sense and in comparison to our benchmarks. We benefited from a lighter weighting in Japanese stocks (about 25% as of June 30 versus 31% for the MSCI EAFE Index), which lagged other major markets despite the spring rally. Our large position in French stocks (17% of the Portfolio versus 7% of the Index) detracted from overall returns during the period, but our adviser continues to see opportunity there.

     Though our return matched that of the average international fund, we are not satisfied with that result. Over time, we expect to do better than our competitors, especially because our low costs--the Vanguard advantage--give the Portfolio a head start.

International Value's expenses for administration, investment management, and operations amount to about 0.50% of average net assets, versus 1.70% for the average international fund. Our goal is to outperform our competitors before costs are taken into account. The main reason we didn't beat our peers is that our stake in Japanese equities was roughly twice that of the average international equity fund.

-----------------------------------------------------------------
                               SIX MONTHS ENDED JUNE 30, 1997
                            -------------------------------------
                              LOCAL                         U.S.
                            CURRENCY       CURRENCY        DOLLAR
INDEX                        RETURN         IMPACT         RETURN
-----------------------------------------------------------------
S&P 500                      +20.6%          --            +20.6%
-----------------------------------------------------------------
MSCI Europe                  +24.8%         -10.4%         +14.4%
MSCI Pacific                 + 6.6          + 0.4          + 7.0
MSCI EAFE                    +16.8          - 5.4          +11.4
MSCI Select
 Emerging Markets            +21.6%         - 9.5%         +12.1%
-----------------------------------------------------------------

IN SUMMARY

Events during the first half of 1997 amply demonstrated the risks and rewards of international investing. Currency fluctuations and political change can enhance otherwise lackluster returns or tarnish those that are sparkling. Compared with the remarkable recent returns in the U.S. stock market, the rewards of international stocks may seem unimpressive. But it is worth remembering that international stocks, from time to time, have provided higher returns than U.S. stocks.

     It is precisely because international stocks don't always move in step with U.S. stocks that they can add an important element of diversification to a balanced portfolio of domestic stock funds, bond funds, and money market funds. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our oft-stated message: Always "stay the course" toward your long-term investment goals.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

July 23, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

-------------------------------------------------------------------------
                                                TOTAL RETURNS
                                         PERIODS ENDED JUNE 30, 1997
                                     ------------------------------------
                                     6 MONTHS        1 YEAR      5 YEARS*
-------------------------------------------------------------------------
EQUITY
  S&P 500 Index                        20.6%          34.7%        19.8%
  Russell 2000 Index                   10.2           16.3         17.9
  MSCI EAFE Index                      11.4           13.2         13.2
-------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index           3.1%           8.2%         7.1%
  Lehman 10-Year Municipal
    Bond Index                          3.3            8.3          7.4
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index            2.6            5.3          4.5
-------------------------------------------------------------------------
OTHER
  Consumer Price Index                  1.1%           2.3%         2.7%
-------------------------------------------------------------------------

*Average annual.

     The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

Vanguard International Value Portfolio provided a total return of 12.4% during the first half of 1997. This exceeded the return of 11.4% for the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index and matched the 12.4% return on the average international equity fund.

     The major activity for the Portfolio during the period was in Japanese equities. While our weighting in Japan has remained at 25%, this masks a significant addition during the first few months of 1997, when the Japanese market and currency were still falling, and a similar amount of disinvestment toward the end of the period, after the market and currency had rallied.

     We have reduced exposure to Japanese exporters that, while being good companies, have seen their share prices rise more than warranted by events. Meanwhile, we have added to stocks of companies that serve primarily the domestic market, since these have lagged the broader market. We have maintained an underexposure to the Japanese banking sector, which is not yet free of its bad-debt problems and where valuations remain high.

     The Portfolio's exposure to emerging markets not included in the EAFE Index rose to 5% of assets with additions of stocks from Korea and Thailand. Share prices in these markets have declined recently because of short-term economic and political problems, which presented an opportunity to buy good growth at low valuations. These new holdings have been concentrated in the banking and telecommunication sectors.

     In continental Europe, we have maintained a larger-than-Index position because valuations in this region are relatively low compared with the rest of the world and because more managements are moving to improve shareholder returns. Strong evidence of this continued during the period, with further consolidation in the Scandinavian and French financial sectors and Krupp's uninvited attempt to acquire fellow German steelmaker Thyssen. However, it is becoming increasingly important to distinguish between clever management rhetoric and managers who are committed to delivering results. We think that the fundamental shift toward focusing on shareholder value is in its very early stages, and we expect to see further progress on this front in many of the Portfolio's holdings.

     We have maintained the overweighted position in French stocks (17% of the Portfolio versus 7% for the Index) despite the recent change in government. Our position was always based on the outlook for individual companies rather than the market as a whole, and we have reinforced this by focusing on stocks where, we believe, restructuring is in place and will be effective.

Wilson Phillips, Portfolio Manager
Robin Apps, Portfolio Manager
UBS International Investment London Ltd.

July 11, 1997

INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

INTERNATIONAL VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 16, 1983-JUNE 30, 1997
-----------------------------------------------------------
               INTERNATIONAL VALUE PORTFOLIO      MSCI EAFE
FISCAL      CAPITAL       INCOME       TOTAL        TOTAL
YEAR        RETURN        RETURN      RETURN        RETURN
-----------------------------------------------------------
1983          4.0%          1.8%        5.8%         11.0%
1984         -4.9           4.1        -0.8           7.9
1985         36.1           4.2        40.3          56.7
1986         46.8           3.9        50.7          69.9
1987         22.1           1.8        23.9          24.9
1988         14.8           4.0        18.8          28.6
1989         22.8           3.2        26.0          10.8
1990        -15.1           2.8       -12.3         -23.2
1991          6.9           3.1        10.0          12.5
1992        -11.0           2.3        -8.7         -11.8
1993         27.0           3.5        30.5          32.9
1994          3.5           1.8         5.3           8.1
1995          7.0           2.6         9.6          11.6
1996          7.5           2.7        10.2           6.4
1997*        12.4           0.0        12.4          11.4
-----------------------------------------------------------

*Six months ended June 30, 1997.

See Financial Highlights table on page 12 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997
-------------------------------------------------------------------------------------
                                                                       10 YEARS
                                INCEPTION                      ----------------------
                                  DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------
International Value Portfolio    5/16/83   17.19%    11.42%      6.27%   2.65%  8.92%
-------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
INTERNATIONAL VALUE PORTFOLIO                   SHARES            (000)
-----------------------------------------------------------------------
COMMON STOCKS (97.8%)
-----------------------------------------------------------------------
AUSTRALIA (6.6%)
  Australia & New Zealand
    Bank Group Ltd.                          1,200,000         $  8,900
  Burns Philp & Co., Ltd.                    2,304,020            4,246
  Coles Myer Ltd.                            1,000,000            5,162
  Foster's Brewing Group Ltd.                2,844,000            5,241
  Goodman Fielder Ltd.                       5,000,000            7,304
  Mount Isa Mines Holdings Ltd.             12,042,862           17,683
  Pacific Dunlop Ltd.                        2,300,000            6,754
  Pasminco Ltd.                              2,400,000            4,837
  Stockland Trust Group Ltd.                 2,023,400            5,275
                                                               --------
                                                                 65,402
                                                               --------
DENMARK (1.8%)
  BG Bank A/S                                   49,200            2,723
  Tele Danmark A/S B Shares                    287,100           14,938
                                                               --------
                                                                 17,661
                                                               --------
FRANCE (16.6%)
  AXA-UAP SA                                   210,000           13,074
- AXA-UAP SA Certificates                      262,800            1,021
  Alcatel Alsthom SA                            30,535            3,828
  Banque Nationale de Paris SA                 170,000            7,013
  Compagnie de Saint-Gobain SA                  66,100            9,649
  Elf Aquitaine SA                             291,700           31,501
  Esso SA                                        9,935              880
  Etablissements Economiques
    du Casino Guichard-
    Perrachon SA                               192,000            9,513
  Groupe Danone SA                             179,582           29,701
  Lafarge SA                                    50,000            3,113
  PSA Peugeot Citroen SA                        26,000            2,515
  Pechiney SA A Shares                         200,000            7,886
  Pernod Ricard SA                              22,737            1,174
  Societe Generale SA                          125,000           13,967
  Societe National d'Exploitation
    Industrielle de Tabacs et
    Allumettes SA                              127,689            4,045
  Thomson-CSF SA                               333,877            8,610
   Total SA B Shares                           160,000           16,188
                                                               --------
                                                                163,678
                                                               --------
GERMANY (5.5%)
  BHF-Bank AG                                   93,400            2,461
  Bayer AG                                     632,330           24,320
  Man AG                                         1,500              462
  Schering AG                                   46,150            4,935
- Varta AG                                      15,480            2,528
  Volkswagen AG                                 25,000           19,182
                                                               --------
                                                                 53,888
                                                               --------
INDONESIA (0.6%)
  PT Bank Dagang Nasional
    Indonesia (Foreign)                      2,713,374            1,925
- PT Bank Dagang Nasional
    Indonesia Warrants Exp. 2/4/00             193,812              123
  PT Indah Kiat Pulp & Paper Corp.
    (Foreign)                                  362,180              212
- PT Indah Kiat Pulp & Paper
    Corp. Rights Exp. 8/8/97                   325,962               57
- PT Indah Kiat Pulp & Paper Corp.
    Warrants Exp. 4/13/01                      240,970               67
  PT Indosat (Foreign)                         262,000              784
  PT Inti Indorayon Utama (Foreign)            545,000              381

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
INTERNATIONAL VALUE PORTFOLIO                   SHARES            (000)
-----------------------------------------------------------------------
  PT Kalbe Farma (Foreign)                     706,000              944
  PT Pabrik Kertas Tjiwi Kimia
    (Foreign)                                1,549,154            1,800
  PT Unilever Indonesia (Foreign)                9,900              175
                                                               --------
                                                                  6,468
                                                               --------
ITALY (1.7%)
  Ente Nazionale Idrocarburi SPA             1,960,800           11,092
  La Rinascente SPA                            589,000            3,270
- La Rinascente SPA Rights
    for Bonds Exp. 7/23/97                     589,000               26
- La Rinascente SPA Rights
    for Stock Exp. 7/15/97                     589,000               96
- Seat SPA                                   6,460,000            2,081
- Seat SPA Risp.                               500,000              104
                                                               --------
                                                                 16,669
                                                               --------
JAPAN (25.4%)
  Aoki Corp.                                 1,628,000            1,921
  Chudenko Corp.                                   400               11
    Chugoku Electric
    Power Co., Ltd.                            184,100            3,250
  Fuji Photo Film Co., Ltd.                    230,000            9,266
  Hitachi Ltd.                               1,246,000           13,938
  Hokkaido Electric
    Power Co., Ltd.                             68,400            1,225
  Ishikawajima-Harima
    Heavy Industries Co.                     1,179,000            4,636
  Itoham Foods, Inc.                           333,000            1,839
  JGC Corp.                                    500,000            3,452
  Japan Tobacco, Inc.                              537            4,247
  Japan Wool Textile Co., Ltd.                 257,000            1,815
  Kajima Corp.                                 400,000            2,345
  Kansai Paint Co., Ltd.                       700,000            2,900
  Koito Manufacturing Co., Ltd.                427,000            3,269
  Kyudenko Corp.                               172,000            1,452
  Kyushu Electric Power Co., Inc.              215,200            3,705
  Marudai Food Co., Ltd.                       796,000            3,506
  Matsushita Electric
    Industrial Co., Ltd.                       563,000           11,365
  Mitsubishi Chemical Corp.                  2,500,000            8,171
  Mitsubishi Estate Co., Ltd.                  964,000           13,984
  Mitsubishi Heavy Industries Ltd.             650,000            4,993
  Mitsubishi Materials Corp.                 1,840,000            7,364
   Nihon Cement Co., Ltd.                      906,000            4,339
  Nikko Securities Co., Ltd.                   867,000            5,342
  Nippon Yusen Kabushiki
    Kaisha Co.                               2,377,000            9,244
  Nishimatsu Construction Co.                  671,000            4,691
  Nissan Fire & Marine
    Insurance Co., Ltd.                      1,155,000            6,359
  Nisshin Oil Mills Ltd.                       297,000            1,687
  Nisshinbo Industries, Inc.                 1,145,000           10,406
  Okumura Corp.                                300,000            1,591
  Sakura Finance Ltd.
    .75% Cvt. Pfd.                                 192           10,168
  Sanwa Bank Ltd.                              395,000            5,868
  Sekisui House Ltd.                           335,000            3,396
  Sony Corp.                                    50,000            4,365
  Sumitomo Forestry Co.                        143,000            1,575
  Sumitomo Marine & Fire
    Insurance Co.                            1,350,000           11,090
  Tokyo Gas Co., Ltd.                        1,898,000            5,274
  Tokyu Construction Co., Ltd.                 595,000            1,097
  Toppan Printing Co., Ltd.                    750,000           11,798
  Toray Industries, Inc.                       684,000            4,884
  Tostem Corp.                                 215,000            5,956
  West Japan Railway Co.                         2,908           11,410
  Yamaha Motor Co., Ltd.                     1,158,000           11,536
  Yamanouchi Pharmaceuticals
    Co., Ltd.                                  358,000            9,636
                                                               --------
                                                                250,366
                                                               --------
KOREA (2.2%)
  Housing & Commercial Bank                     14,560              277
  Hyundai Motor Co., Ltd.                       36,410            1,216
- Hyundai Motor Co., Ltd. GDR                  244,000            2,507
  Korea Mobile
    Telecommunications Corp.                     4,593            3,451
- Korean Air Co.                               139,560            2,861
  LG Chemical Ltd.                             200,000            2,770
  Pohang Iron & Steel Co., Ltd.                    840               87
  Samsung Electronics                            1,026              114
- Samsung Heavy Industries Co.                 101,580            1,071
  Shinhan Bank Co.                             269,574            4,057
  Yukong Ltd.                                  127,000            3,075
                                                               --------
                                                                 21,486
                                                               --------
MALAYSIA (0.3%)
  Hong Leong Industries Bhd.                   417,200            1,322
  Malaysia International
    Shipping Corp., Bhd. (Foreign)             530,666            1,377
                                                               --------
                                                                  2,699
                                                               --------
NETHERLANDS (4.0%)
  Akzo Nobel NV                                 95,400           13,098
  ING Groep NV                                 217,338           10,039
  Koninklijke KNP BT NV                        250,000            5,704
  Koninklijke PTT Nederland NV                 125,000            4,912
  Philips Electronics NV                        80,000            5,741
                                                               --------
                                                                 39,494
                                                               --------
NEW ZEALAND (1.0%)
  Brierley Investments Ltd.                  4,866,300            4,749
  Fletcher Challenge Ltd. Forest                18,168               26
  Fletcher Challenge Ltd. Paper                454,200            1,099
  Lion Nathan Ltd.                           1,516,100            3,833
                                                               --------
                                                                  9,707
                                                               --------
NORWAY (1.3%)
  Den Norske Bank ASA                          586,900            2,301
  Norsk Hydro ASA                              200,000           10,900
                                                               --------
                                                                 13,201
                                                               --------
PHILIPPINES (0.4%)
  Engineering & Equipment Corp.              8,870,000              370
  JG Summit Holdings Inc.
    Class B                                  3,226,000              661
  Metropolitan Bank & Trust Co.                  1,055               22
- Philex Mining Corp. Class B                5,710,500              476
  Philippine Long Distance
    Telephone Co.                               86,000            2,788
                                                               --------
                                                                  4,317
                                                               --------
PORTUGAL (0.8%)
  Electricidade de Portugal SA                 420,200            7,721
                                                               --------

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                SHARES            (000)
-----------------------------------------------------------------------
SINGAPORE (1.2%)
  Dairy Farm International
    Holdings Ltd.                            1,585,740            1,189
  Jardine Strategic Holdings Ltd.              651,000            2,461
  Keppel Corp., Ltd.                         1,025,000            4,552
- Keppel Corp., Ltd. Class A                   140,250              608
  Rothmans Industries Ltd.                     267,000            1,391
  United Overseas Land Ltd.                  1,000,000            1,357
                                                               --------
                                                                 11,558
                                                               --------
SPAIN (0.9%)
  Argentaria SA                                158,600            8,897
                                                               --------
SWEDEN (5.2%)
  Astra AB A Shares                            608,000           11,323
  Electrolux AB B Shares                       325,695           23,504
- Granges AB                                   109,000            1,466
  SKF AB A Shares                               48,920            1,208
  Sparbanken Sverige AB A Shares               130,000            2,892
  Stora Kopparbergs Berglags
    AB A Shares                                660,000           10,669
                                                               --------
                                                                 51,062
                                                               --------
SWITZERLAND (6.0%)
  Georg Fischer AG (Bearer)                      1,768            2,462
  Nestle SA (Registered)                        23,500           31,046
  Novartis AG (Registered)                      11,733           18,784
  Schindler Holding AG (Ptg. Ctf.)               5,530            6,923
                                                               --------
                                                                 59,215
                                                               --------
THAILAND (1.1%)
  Bangkok Bank PLC (Foreign)                   299,000            2,055
  Italian-Thai Development PLC
    (Foreign)                                   50,000              113
  Italian-Thai Development PLC
    (Local)                                    171,100              386
  Shinawatra Computer &
  Communications PLC (Foreign)                 459,200            3,173
  Shinawatra Computer &
  Communications PLC (Local)                    77,400              535
  Siam Pulp & Paper PLC (Foreign)              251,100              451
  TPI Polene PLC (Foreign)                      91,875               49
- TPI Polene PLC Rights Exp. 7/18/97            91,875               13
  Thai Farmers Bank PLC (Foreign)              507,000            2,153
  Thai Military Bank PLC (Foreign)           1,106,400            1,239
  Thai Plastic & Chemical PLC
    (Foreign)                                  187,850              576
- Thai Telephone &
    Telecommunication PLC
    (Foreign)                                  140,625               58
                                                               --------
                                                                 10,801
                                                               --------
UNITED KINGDOM (15.2%)
  Allied Domecq PLC                          2,209,400           15,867
  Anglian Water PLC                            422,000            4,600
  B.A.T. (British American
    Tobacco) Industries PLC                  1,500,000           13,419
  BG PLC                                     6,850,000           25,081
  BTR PLC                                    6,566,314           22,458
- Centrica PLC                               6,850,000            8,322
  Coats Viyella PLC                          1,074,500            2,253
  Iceland Group PLC                            312,750              432
  MEPC PLC                                   2,391,000           19,569
  Marley PLC                                 3,500,000            7,223
  National Grid Group PLC                       98,673              356
   Severn Trent PLC                            328,300            4,257
  T & N PLC                                  2,058,500            4,899
  Tarmac PLC                                 2,600,000            5,366
  United Biscuits Holdings PLC               2,903,000            9,880
  United Utilities PLC                         265,000            2,902
  Williams PLC                                 531,100            2,873
                                                               --------
                                                                149,757
                                                               --------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $876,751)                                               964,047
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.7%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.93%, 7/1/97
  (COST $16,337)                               $16,337           16,337
-----------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $893,088)                                               980,384
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-----------------------------------------------------------------------
Other Assets--Notes C and F                                     159,827
Liabilities--Note F                                            (154,437)
                                                               --------
                                                                  5,390
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 32,686,915 outstanding
  shares of beneficial interest
  (unlimited authorization)                                    $985,774
=======================================================================

NET ASSET VALUE PER SHARE                                        $30.16
=======================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
GDR-Global Depository Receipt.
(Ptg Ctf.)-Participating Certificate.

-----------------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
                                                AMOUNT              PER
                                                 (000)            SHARE
-----------------------------------------------------------------------
Paid in Capital                               $835,407           $25.56
Undistributed Net
  Investment Income--Note D                     12,783              .39
Accumulated Net
  Realized Gains--Note D                        50,459             1.54
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                         87,296             2.67
  Foreign Currencies                              (171)              --
-----------------------------------------------------------------------
NET ASSETS                                    $985,774           $30.16
=======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------------
                                                         INTERNATIONAL VALUE PORTFOLIO
                                                        SIX MONTHS ENDED JUNE 30, 1997
                                                                                 (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                $ 14,883
   Interest                                                                       501
                                                                            ---------
      Total Income                                                             15,384
                                                                            ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                   688
      Performance Adjustment                                                       92
   The Vanguard Group--Note C
      Management and Administrative                                             1,311
      Marketing and Distribution                                                  100
   Custodian Fees                                                                 229
   Auditing Fees                                                                    4
   Shareholders' Reports                                                           11
   Annual Meeting and Proxy Costs                                                   1
   Trustees' Fees and Expenses                                                      1
                                                                            ----------
      Total Expenses                                                            2,437
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          12,947
--------------------------------------------------------------------------------------
REALIZED NET GAIN (loss)
   Investment Securities Sold                                                  50,635
   Foreign Currencies                                                             (29)
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                              50,606
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                       45,228
   Foreign Currencies                                                            (238)
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               44,990
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $108,543
======================================================================================

*Dividends are net of foreign withholding taxes of $1,805,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------
                                                                                 INTERNATIONAL VALUE PORTFOLIO
                                                                         -----------------------------------------
                                                                            SIX MONTHS                       YEAR
                                                                                 ENDED                      ENDED
                                                                         JUN. 30, 1997              DEC. 31, 1996
                                                                                 (000)                      (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                      $ 12,947                  $  23,802
   Realized Net Gain                                                            50,606                    184,635
   Change in Unrealized Appreciation (Depreciation)                             44,990                   (115,067)
                                                                         -----------------------------------------
        Net Increase in Net Assets Resulting from Operations                   108,543                     93,370
                                                                         -----------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                            --                    (23,772)
   Realized Capital Gain                                                       (22,239)                  (162,857)
                                                                         -----------------------------------------
        Total Distributions                                                    (22,239)                  (186,629)
                                                                         -----------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                      106,973                    166,785
   Issued in Lieu of Cash Distributions                                         21,247                    176,984
   Redeemed                                                                   (145,304)                  (322,082)
                                                                         -----------------------------------------
        Net Increase (Decrease) from Capital Share Transactions                (17,084)                    21,687
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                    69,220                    (71,572)
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                         916,554                    988,126
                                                                         -----------------------------------------
   End of Period                                                              $985,774                   $916,554
==================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                        3,899                      5,237
   Issued in Lieu of Cash Distributions                                            797                      6,434
   Redeemed                                                                     (5,289)                   (10,158)
                                                                         -----------------------------------------
        Net Increase (Decrease) in Shares Outstanding                             (593)                     1,513
==================================================================================================================

FINANCIAL HIGHLIGHTS

    This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        INTERNATIONAL VALUE PORTFOLIO
                                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED            --------------------------------------------------
THROUGHOUT EACH PERIOD                               JUNE 30, 1997              1996       1995        1994       1993     1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $27.54            $31.11     $31.48      $31.04     $24.44   $27.78
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .390               .82       .750         .55        .50      .66
    Net Realized and Unrealized Gain (Loss)
        on Investments                                       2.925              2.20      2.185        1.08       6.91    (3.05)
                                                            --------------------------------------------------------------------
        Total from Investment Operations                     3.315              3.02      2.935        1.63       7.41    (2.39)
                                                            --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        --              (.82)     (.790)       (.56)      (.81)    (.67)
                                                            --------------------------------------------------------------------
    Distributions from Realized Capital Gains                (.695)            (5.77)    (2.515)       (.63)        --     (.28)
                                                            --------------------------------------------------------------------
        Total Distributions                                  (.695)            (6.59)    (3.305)      (1.19)      (.81)    (.95)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $30.16            $27.54     $31.11      $31.48     $31.04   $24.44
================================================================================================================================

TOTAL RETURN                                                12.37%            10.22%      9.65%       5.25%     30.49%   -8.72%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $986              $917       $988      $1,053       $982     $678
    Ratio of Total Expenses to
        Average Net Assets                                  0.54%*             0.50%      0.47%       0.34%      0.40%    0.42%
    Ratio of Net Investment Income to
        Average Net Assets                                  2.85%*             2.50%      2.29%       1.71%      1.76%    2.48%
    Portfolio Turnover Rate                                   40%*               82%        47%         40%        39%      51%
    Average Commission Rate Paid                            $.0161            $.0582        N/A         N/A        N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Portfolio (formerly Vanguard/Trustees' Equity Fund-International Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    4. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. UBS International Investment London Ltd. provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended June 30, 1997, the advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets before an increase of $92,000 (an annual rate of 0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of trustees. At June 30, 1997, the Portfolio had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Portfolio's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended June 30, 1997, the Portfolio purchased $179,040,000 of investment securities and sold $221,658,000 of investment securities, other than temporary cash investments.

    During the six months ended June 30, 1997, the Portfolio realized net foreign currency losses of $29,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $87,296,000, consisting of unrealized gains of $143,099,000 on securities that had risen in value since their purchase and $55,803,000 in unrealized losses on securities that had fallen in value since their purchase.

    The Portfolio had net unrealized foreign currency losses of $171,000 resulting from the translation of other assets and liabilities at June 30, 1997.

F. The market value of securities on loan to broker/dealers at June 30, 1997, was $127,653,000, for which the Portfolio held cash collateral of $136,535,000.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and
         National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey
         & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO
         Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt
         University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q462-6/97